POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Adviser Investment Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of State Farm Associates’ Trust into the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March 2021.

/s/ Daniel Houlihan
Daniel Houlihan
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Adviser Investment Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of State Farm Associates’ Trust into the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March 2021.

/s/ D’Ray Moore
D’Ray Moore
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Adviser Investment Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of State Farm Associates’ Trust into the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March 2021.

/s/ Steven Sutermeister
Steven Sutermeister
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Adviser Investment Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of State Farm Associates’ Trust into the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March 2021.

/s/ Michael Van Buskirk
Michael Van Buskirk
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Adviser Investment Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints Michael V. Wible, Barbara J. Nelligan, Toni M. Bugni, and Troy A. Sheets, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statement on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of State Farm Associates’ Trust into the State Farm Growth Fund, the State Farm Balanced Fund, the State Farm Interim Fund, and the State Farm Municipal Bond Fund, each a series of the Trust.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March 2021.

/s/ David Whitaker
David Whitaker
Trustee